                                 EXHIBIT A.(XIV)
                                     FORM OF
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue twenty six billion three hundred fifty million (26,350,000,000) shares of $0.001 par value common stock, having an aggregate par value of twenty six million three hundred fifty thousand dollars ($26,350,000), as listed below:

                  Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                  ------                    --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                    375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund        285,000,000      175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II Fund     200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund        285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity Fund          125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund         325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund               200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services
   Fund                                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund           125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                  125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund                      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund              155,000,000      105,000,000       90,000,000      50,000,000        50,000,000

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
                  Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                  ------                    --------------   --------------   --------------   --------------   --------------
The Hartford International Capital
   Appreciation Fund                           125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford International Opportunities
   Fund                                        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford International Small Company
   Fund                                        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford MidCap Fund                       225,000,000      75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund                200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                 125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund               1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund            200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund          200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund        200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund               125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund                125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free California Fund          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund            125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund            125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                        125,000,000      75,000,000       50,000,000              --        50,000,000

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
                                                                                                 Class D       Class I      Class Y
                  Series                    Class A Shares   Class B Shares   Class C Shares      Shares        Shares      Shares
                  ------                    --------------   --------------   --------------   -----------   ----------   ----------
The Hartford Aggressive Growth
   Allocation Fund                            100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund           100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund         100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund     100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund           100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                           300,000,000
The Hartford DCA Money Fund Series II                                                          300,000,000
The Hartford DCA Money Fund Series III                                                         300,000,000
The Hartford DCA Money Fund Series IV                                                          300,000,000
The Hartford DCA Money Fund Series V                                                           300,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to twenty seven billion one hundred fifty million (27,150,000,000) shares, with an aggregate par value of twenty seven million one hundred fifty thousand dollars ($27,150,000), as classified below:
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
                  Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                  ------                    --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                    375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund        285,000,000      175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II Fund     200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund        285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity Fund          125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund         325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund               200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services
   Fund                                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund               125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund           125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                  125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund                      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund              155,000,000      105,000,000       90,000,000      50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                          125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford International Opportunities
   Fund                                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford International Small Company
   Fund                                       125,000,000       75,000,000       50,000,000              --        50,000,000
THE HARTFORD LARGECAP GROWTH FUND             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund                      225,000,000       75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund               200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                125,000,000       75,000,000       50,000,000              --        50,000,000

                  Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                  ------                    --------------   --------------   --------------   --------------   --------------
The Hartford Money Market Fund               1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund            200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund          200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund        200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund               125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund                125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free California Fund          125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund            125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund            125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                        125,000,000      75,000,000       50,000,000              --        50,000,000

                                                                                                 Class D       Class I      Class Y
                  Series                    Class A Shares   Class B Shares   Class C Shares      Shares       Shares       Shares
                  ------                    --------------   --------------   --------------   -----------   ----------   ----------
The Hartford Aggressive Growth Allocation
   Fund                                       100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund           100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000

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
                                                                                                 Class D       Class I      Class Y
                  Series                    Class A Shares   Class B Shares   Class C Shares      Shares       Shares        Shares
                  ------                    --------------   --------------   --------------   -----------   ----------   ----------
The Hartford Balanced Allocation Fund         100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund     100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund           100,000,000      50,000,000       50,000,000      50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                           300,000,000
The Hartford DCA Money Fund Series II                                                          300,000,000
The Hartford DCA Money Fund Series III                                                         300,000,000
The Hartford DCA Money Fund Series IV                                                          300,000,000
The Hartford DCA Money Fund Series V                                                           300,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on [August __, 2006] and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to a new series of the Corporation, THE HARTFORD LARGECAP GROWTH FUND.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by ________________, its _______________, and attested to by __________________, its _________________, this ________ day of
_____________ 2006.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Attest:


-------------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

I, ___________________, ________________ of The Hartford Mutual Funds, Inc.,
hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


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